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                                                                    Exhibit 5(v)

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[GRAPHIC APPEARS HERE]                                                                                SEND APPLICATION AND CHECK TO:
                                                                                                 METLIFE INVESTORS INSURANCE COMPANY
                                                                                              [Policy Service Office: P.O. Box 10366
                                                          VARIABLE ANNUITY                               Des Moines, Iowa 50306-0366
[METLIFE INVESTORS VARIABLE ANNUITY CLASS VA]               APPLICATION                           FOR ASSISTANCE CALL: 800 848-3854]
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________
               [John              J.               Doe]
  _______________________________________________________________________     Social
  Name        (First)          (Middle)          (Last)                       Security Number     [123    -     45   -   6789]
                                                                                                _________   _________  _________

                                                                              Sex [X] M [ ] F Date of Birth   [4   /  12  / 58]
                                                                                                            ______  ______ _____
  [123 Main Street                    Anytown            IL       60001]
  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone  [( 708)     123-4567]
                                                                                     _______  __________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

  _______________________________________________________________________     Social
  Name        (First)          (Middle)          (Last)                       Security/Tax ID Number         -        -
                                                                                                     ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

  _______________________________________________________________________     Social
  Name        (First)          (Middle)          (Last)                       Security Number             -          -
                                                                                                _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

    [Mary J. Doe,             123 Main Street, Anytown, IL,                      Wife,               234- 56- 7890        100%]
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [X] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
   QUALIFIED                                                                                __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(B) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)                                          Payment $         [10,000]
                                                                                                     ___________________________
  Traditional IRA               SEP IRA                       Roth IRA                                  Make Check Payable to
  _______________               _______                       ________                                    MetLife Investors
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                  (Estimate dollar amount for 1035
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____   exchanges, transfers, rollovers, etc.)

   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                         Minimum Initial Purchase Payment:
                                                                                              $5,000 Non-Qualified
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________
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7029 (1/05)                                                           APPVA105VA

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_________________________________________________________________

RIDERS                                                               10. SPECIAL REQUESTS
_________________________________________________________________    _______________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age             _______________________________________________________________
   restrictions)
_________________________________________________________________    11. REPLACEMENTS
                                                                     _______________________________________________________________
These riders may only be chosen at time of  application. Please      Does the applicant have any existing life insurance
note, there are  additional charges for the optional riders.         policies or annuity contracts?               [ ] Yes [X] No
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.                       Is this annuity being purchased to replace any existing
1)[LIVING BENEFIT RIDERS (Optional. Only ONE (GMIB, GMIB Plus or     life insurance or annuity policy(ies)?       [ ] Yes [X] No
   GWB) may be elected)                                              If "Yes," applicable disclosure and replacement forms
   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)                must be attached.
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)      _______________________________________________________________
   [ ] Guaranteed Withdrawal Benefit (GWB)
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the      12. ACKNOWLEDGEMENT AND AUTHORIZATION
   Principal Protection option will apply).                          _______________________________________________________________
      [ ] Principal Protection (no additional charge)                I (We) agree that the above information and statements and
      [ ] Annual Step-Up                                             those made on all pages of this application are true and
      [ ] Compounded-Plus                                            correct to the best of my (our) knowledge and belief and
3) [ ] Earnings Preservation Benefit Rider ]                         are made as the basis of my (our) application. I (We)
4) [ ] Other _________________________________________________       acknowledge receipt of the current prospectus of[MetLife
___________________________________________________________________  Investors Variable Annuity Account One.]PAYMENTS AND
                                                                     VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
COMMUNICATIONS                                                       MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
___________________________________________________________________  _______________________________________________________________
                                                                     _______________________________________________________________
8. TELEPHONE TRANSFER
___________________________________________________________________                  [GRAPHIC APPEARS HERE , Owner]
I (We) authorize MetLife Investors Insurance Company (MetLife        _______________________________________________________________
Investors) or any person authorized by MetLife Investors to          (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
accept telephone transfer instructions and/or future payment
allocation changes from me (us) and my Registered                    _______________________________________________________________
Representative/Agent. Telephone transfers will be automatically                     (JOINT OWNER SIGNATURE & TITLE)
permitted unless you check one or both of the boxes below
indicating that you do not wish to authorize telephone transfers.    _______________________________________________________________
MetLife Investors will use reasonable procedures to confirm that             (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
instructions communicated by telephone are genuine.
I (We) DO NOT wish to authorize telephone transfers for the                            [Anytown,                  IL]
following                                                            Signed at _________________________________________________
(check applicable boxes): [ ] Owner(s) [ ] Registered                                   (City)                  (State)
Representative/Agent
___________________________________________________________________                         [November 11, 2000]

SIGNATURES                                                           Date ______________________________________________________
___________________________________________________________________  _______________________________________________________________

9. FRAUD STATEMENT                                                   13. AGENT'S REPORT
___________________________________________________________________  _______________________________________________________________
NOTICE TO APPLICANT:                                                 Does the applicant have any existing life insurance
[FOR ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, PENNSYLVANIA,  policies or annuity contracts?               [ ] Yes [X] No
TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person who knowingly    Is this annuity being purchased to replace any existing
and with intent to defraud any insurance company or other person     life insurance or annuity policy(ies)?       [ ] Yes [X] No
files an application or submits a claim containing any materially
false information or conceals for the purpose of misleading,                           [GRAPHIC APPEARS HERE]
information concerning any fact material thereto, commits a          _______________________________________________________________
fraudulent insurance act, which is a crime, and subjects such                             AGENT'S SIGNATURE
person to criminal and civil penalties.
                                                                                          [(312) 456-7890]
FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO   _______________________________________________________________
INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM                              Phone
OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.                                   [Richard Roe, #723]
FOR NEW JERSEY RESIDENTS: Any person who includes any false or       _______________________________________________________________
misleading information on an application for an insurance policy is                     Agent's Name and Number
subject to criminal and civil penalties.
                                                                                   [456 Main Street, Anytown, IL 60001]
FOR ARIZONA RESIDENTS: Upon receipt of your written request, we      _______________________________________________________________
will provide within a reasonable time period, factual information                        Name and Address of Firm
regarding the benefits and provisions of this Contract.This
Contract may be returned for any reason if you are not satisfied                                 [#723]
with it.You may return the Contract within 10-days, or 30-days if    _______________________________________________________________
you were 65 years of age or older on the date you applied for this               State License ID Number[(Required for FL)]
annuity. If you return it within the 10-day or 30-day period your
contract will be cancelled. We will promptly refund your Purchase                               [1234567]
Payment less any income payment and withdrawals already made as of   _______________________________________________________________
the Business Day we receive your Contract.                                                Client Account Number

FOR MASSACHUSETTS RESIDENTS: The variable annuity for which you are  _______________________________________________________________
making this application gives us the right to restrict or            _______________________________________________________________
discontinue allocations of purchase payments to the Fixed Account    [Home Office Program Information:
and reallocations from the Investment Divisions to the Fixed         _________________________________
Account. This discontinuance right may be exercised for reasons      Select one. Once selected, the option cannot be changed.
which include but are not limited to our ability to support the      Option A ________ Option B ________ Option C ________]
minimum guaranteed interest rate of the Fixed Account when the       Default as defined in the Selling Agreement or determined
yields on our investments would not be sufficient to do so. This     by firm.
discontinuance will not be exercised in an unfairly discriminatory   _______________________________________________________________
manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY
SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ
AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE
PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME
POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS
CONTRACT IS ISSUED.]
___________________________________________________________________
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7029 (1/05)                                                           APPVA105VA